Exhibit 99.1

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Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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The Opportunity is Here

Record Earnings $52.5 million; up 34% EPS of $0.37; up 19%

Outstanding Franchise $20 Billion in Assets

306 Locations in Florida, Alabama, Georgia, Nevada, Texas

Most of franchise located in four of the six fastest growing states in the country Franchise in higher projected growth markets than most Southeastern peers

Outstanding Credit Quality

Record Low Nonperforming Assets Ratio Excellent Net Charge-Off History

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Financial Highlights

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Earnings Per Share Growth

(diluted) $1.33 $1.16 $1.20 $1.00 $1.06

11% 3% 9%

6% $0.37 $0.31

19%

2000 2001 2002 2003 2004 1Q04 1Q05

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Net Income Growth

($ in thousands) $175,348

$149,927 $140,025 $115,120 $122,103

17% 7% 15% 6% $52,491 $39,114 34%

2000 2001 2002 2003 2004 1Q04 1Q05

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1st Quarter 2005 Highlights

March 31, 2005 vs. March 31, 2004:

Quarterly EPS $0.37, up 19%

Record Net Income of $52.5 Million - up 34% Net Interest Income increased 25% Noninterest Income - up 18%1

Strong regional bank loan growth of 12.5%2 annualized from year end; 8%2 year over year

Continued outstanding credit quality - NPA Ratio at historic low of 0.29%

Strong average deposit growth of 12.2%2 annualized from year end; 15.7%2 year-over-year

1Excludes securities gains (losses) 2Excludes effects of acquisitions

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Summary Income Statement

($ in thousands)

1Q05 1Q04 $ Change % Change

Net Interest Income $166,642 $133,107 $33,535 25% Noninterest Income excluding securities (losses)gains, net 35,754 30,261 5,493 18%

Total Revenue 202,396 163,368 39,028 24% Security (losses)gains, net (1,155) 7,442 (8,597) -116% Provision for Loan Loss 5,929 7,934 (2,005) -25% Noninterest Expense 116,615 103,612 13,003 13%

Income Before Tax 78,697 59,264 19,433 33% Income Tax 26,206 20,150 6,056 30%

Net Income $52,491 $39,114 $13,377 34% Earnings per Share - Diluted $0.37 $0.31 $0.06 19% Average Shares - Diluted 140,280 128,029 12,251 10%

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Net Interest Income

($ in millions) $167 $158 $150 $144 $131 $133

4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

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Net Interest Margin Improvement

3.80%

3.72% 3.68%

3.70%

3.64% 3.60% 3.58%

3.60%

3.53%

3.50%

3.43%

3.40%

3.30%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05

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Balance Sheet Growth & Mix Contributes Favorably to Interest Rate Risk

80% of loan portfolio is variable or adjustable rate Loans grew 12.5%1 annualized from 12/31/04 Loan yields, up 28 bps over 4th quarter Securities represent only 18.5% of total assets at 3/31/05

Average deposits increase12%1 annualized from 4th quarter; 15.7%1 year-over-year

Noninterest bearing DDA - 23% and nontime deposits 63% of total deposits

Cost of interest bearing deposits up 15 bps in 1st quarter; Cost of deposits up only 11 basis points

1Excluding acquisitions

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Non-time Deposit Growth – Period End

($ in millions) $8,017 $7,331

$5,868 $6,126 $4,950

31% $4,114

25% $3,468 19% 20% 19%

11%1 8%1 18%1 17%1 19%1

2000 2001 2002 2003 2004 3/31/04 3/31/05

1Excluding acquisitions

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Noninterest Income

($ in millions)

1Q05 1Q04 $ Change % Change

Service Charges on Deposit Accounts $13.6 $14.2 ($0.6) -4% Financial Planning Services 3.9 3.1 0.8 26% Electronic Banking 3.5 2.8 0.7 25% Mortgage Banking 2.0 2.0 0.0 0% Other Income 12.8 8.2 4.6 56% 35.8 30.3 5.5 18%

Securities (Losses)Gains, Net (1.2) 7.4 (8.6) -116%

Total Noninterest Income $34.6 $37.7 ($3.1) -8%

Noninterest Income to Total Revenue 17.2% 22.1% Noninterest Income to Total Revenue* 17.7% 18.5%

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*Excluding (losses)gains on sales of securities

Noninterest Expense

($ in millions)

1Q05 1Q04 $ Change % Change

Salaries and employee benefits $61.0 $50.7 $10.3 20% Occupancy and equipment expenses 23.5 21.2 2.3 11% Amortization of intangibles 2.3 1.1 1.2 109% Merger related expenses 1.1 0.1 1.0 1000% Net losses on the early extinguishment of debt 2.3 6.2 (3.9) -63% Other expense 26.4 24.3 2.1 9%

Total noninterest expense $116.6 $103.6 $13.0 13%

Efficiency ratio* 56.37% 59.45%

Branches 306 280 26 9%

* Noninterest income excludes gains(losses) on sale of securities and noninterest expense excludes loss on early extinguishment of debt.

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Significant Events or Transactions in the Quarter

Closed and converted Union Bank of Florida on February 10, 2005 $1 billion in assets; $651 million in loans; $630 million in deposits 17 locations in Miami-Dade, Broward and Palm Beach counties Recognized merger related expenses of $1.1 million

Settled forward equity sales agreement in February

Issued 8.4 million shares; received $179.8 million

Sold an interest in certain mortgage warehouse loans and loans held for sale to a conduit

Sold $750 million at 3/31/2005

Recognized $400K in servicing and origination fees for 9 days outstanding

Recognized a $2.3 million loss on the early extinguishment of debt

Announced First Federal of Lake County acquisition $1.1 billion in assets; $919 million in loans; $835 million in deposits; 16 locations in Central Florida On a pro forma basis, 52% of assets, 58% of deposits and 159 branches will be in Florida

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Franchise

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Colonial is in four of the fastest growing states in the country 75%* of non-time deposits in Florida, Georgia, Texas and Nevada 61%* of non-time deposits in Florida Projected population growth 2004 – 2009 is projected to be 8.10%

In the Right Places

*At 3/31/05

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Superior Projected Population Growth

2004 - 2009 Population Growth

Colonial BancGroup, Inc. 8.10%

Compass Bancshares, Inc. 7.28 South Financial Group, Inc. 7.25 Wachovia Corporation 6.27 SunTrust Banks, Inc. 6.12 BB&T Corporation 5.54 Synovus Financial Corp. 5.07 AmSouth Bancorporation 3.82 Regions Financial Corporation 3.53 Trustmark Corporation 2.99 Fifth Third Bancorp 2.97 Whitney Holding Corporation 0.92

Median 5.07 % Low 0.92 High 7.28

Source: Keefe, Bruyette & Woods

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Assets by State

At 3/31/05

Florida 49%

Alabama 20%

Corporate Nevada 15%

4% Texas Georgia

5% 7%

Pro Forma*

Florida 52%

Alabama 19%

Nevada Corporate

4% 14% Texas Georgia

5% 6%

*Upon the completion of the FFLC acquisition.

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Growing Retail Franchise

At 3/31/05

FL 143

47%

37%

AL 115

Other

3 TX

NV GA

12 13 20

306 Branches

Planned Branch Additions for 2005:

Florida:

South FL 2 Bay Area 1 Southwest FL 4 Central FL 2 Panhandle 1

FFLC 16 Total Florida 26

Georgia 1 Nevada 1 Texas 2

TOTAL NEW 30 Alabama/other (14)

TOTAL 16

Projected at 12/31/05

FL 167

52% AL

33%

106

GA TX NV

21

14 14

322 Branches

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Florida Franchise

Entered Florida in 1996

Began Florida franchise with $232 million in assets, 8 branches

Florida at 3/31/05: $9.7 Billion in assets $7 Billion in Deposits 143 Branches

All of our Florida regions had approx. 30% internal non-time deposit growth in 2004

Upon completion of the pending acquisition of First Federal Savings Bank of Lake County:

52% of Assets in Florida – Total Assets of $10.8 Billion 58% of Deposits in Florida – Total Deposits of $7.8 Billion 49% of Branches in Florida – Total Branches – 159 and is expected to be the

5TH LARGEST COMMERCIAL BANK IN FLORIDA

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Florida Franchise and Current Population

Current Population

2,500,000

500,000

100,000

Current Branches Pending Acquisition Projected Branches

Outstanding Credit Quality

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Loan Portfolio Distribution

(as of March 31, 2005)

Consumer Other 1% Commercial 1%

8% CRE

MWL

26% 5%

Residential RE

18%

CRE Owner Occ.

7%

RE Construction 34%

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NPAs Consistently Below Industry

(as originally reported)

All FDIC insured commercial banks (as of 12/31/04)

Colonial BancGroup

RECORD LOW

4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

1.17% 1.25%

0.85% 0.78%

0.84% 0.78% 0.65% 0.71% 0.60% 0.55% 0.54% 0.64%

0.29% 0.29% ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05

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Net Charge-Offs/Average Loans

All FDIC insured commercial banks (as of 12/31/04) Southern Regionals Colonial BancGroup

1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

0.51% 0.47% 0.33%

0.28% 0.29% 0.31%

0.23% 0.23% 0.21% 0.21% 0.21% 0.13% 0.18% 0.19% 0.09% ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05

*Source: Sandler O’Neill & Partners

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Summary

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Solid Dividend Growth

15 YEARS OF INCREASED DIVIDENDS



$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61*
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

Colonial BancGroup

*Estimated

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27

The Opportunity is Here

Strong Earnings Estimates

Street Mean Estimate for 2005: $1.50 •Street Range: $1.45—$1.54

Great Franchise in Fast Growing Markets

8.10% projected population growth over next 5 years

Total Shareholder Returns*

2004 – 26.45% •YTD 2005 – 5.76%

* Stock appreciation assuming dividends are reinvested

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Supplemental Information

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CRE Loan Portfolio Distribution

(as of March 31, 2005)

Retail Industrial 25.6% 2.1% Recreation 2.9% Church/School 3.8%

Lodging

Office 7.0% 18.9%

Healthcare 7.1%

All Other Types

Multi-Family 9.0% 12.3% Warehouse 11.9%

21.1% Owner Occupied Average loan size = $622M Characteristics of 75 largest loans:

Total $781 million and represent 18% of CRE portfolio Average loan to value ratio is 68% Average debt coverage ratio = 1.38x

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Construction Loan Portfolio Distribution

(as of March 31, 2005)

Residential Developments and Lots 26.7%

Land Only 19.6%

Residential Home Construction 17.4%

Condominium 11.5%

Retail 8.1%

All Other Types 5.8%

Commercial Development 4.5%

Office 3.9%

Multi-Family 2.5%

Average loan size = $675M Characteristics of 75 largest loans:

Total $1.2 billion and represent 27% of portfolio Average loan to value ratio is 69%

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We appreciate your time and interest in Colonial BancGroup.

Robert E. Lowder

Chairman and CEO Colonial BancGroup

Sarah H. Moore

Chief Financial Officer Colonial BancGroup

Glenda Allred

Director of Investor Relations Colonial BancGroup Ph. 334-240-5064

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